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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  July 9, 2005

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                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)
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                        Commission file number 000-23039

              COLORADO                                      14-1623047
   (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                      Identification No.)

    18685 East Plaza Drive, Parker, Colorado                  80134
    (Address of principal executive offices)                (Zip Code)

                                 (303) 783-9499
              (Registrant's telephone number, including area code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.05     Amendments to the Registrant's Code of Ethics, or Waiver of a
              Provision of the Code of Ethics

     OraLabs  adopted an amended and restated  Code of Ethics and Conduct  (July
2005) on July 9, 2005. The revised Code is broader in scope and applicable to more persons than was the Code of Ethics previously adopted by the Company. A copy of the Code of Ethics and Conduct (July 2005) is attached as an exhibit.

Item 7.01     Regulation FD Disclosure

     A press release dated August 22, 2005, as corrected, respecting the Company's filed Form 10-QSB filed for the period ended June 30, 2005 and other matters, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. The information contained in this Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

     Forward-looking Statement

     Except for historical information and discussions contained herein, statements included in this Current Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Form 8-K relate to the future financial performance of the Company , the terms of the Stock Exchange Agreement referred to in the press release, the occurrence of any closing of the Stock Exchange Agreement and the final terms of the Stock Exchange Agreement. These statements are based on the Company's current beliefs and expectations as to such future outcomes. These statements involve a number of risks, uncertainties, and other factors that could cause results to differ materially.

Item 9.01     Financial Statements and Exhibits.

     (c)      Exhibits

              14.2     Code of Ethics and Conduct (July 2005)

              99.1     Press Release dated August 22, 2005


                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ORALABS HOLDING CORP.

                                             By: /s/ Gary H. Schlatter
                                                --------------------------------
                                                Gary H. Schlatter
                                                President
Date: August 24, 2005


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                                  EXHIBIT INDEX

Exhibit No.               Description

14.2     Code of Ethics and Conduct (July 2005)

99.1     Press Release dated August 22, 2005